Exhibit 10.2
GITLAB INC.
2015 EQUITY INCENTIVE PLAN
ADOPTED ON AUGUST 24, 2015
AS AMENDED ON AUGUST 17, 2016
AS AMENDED ON SEPTEMBER 18, 2017
AS AMENDED ON AUGUST 14, 2018
AS AMENDED ON FEBRUARY 28, 2019
AS AMENDED ON JUNE 10, 2019
AS AMENDED ON JUNE 4, 2020
AS AMENDED ON SEPTEMBER 5, 2020
AS AMENDED ON MARCH 16, 2021
AS AMENDED ON JULY 20, 2021

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TABLE OF CONTENTS
(CONTINUED)
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GITLAB INC.
2015 EQUITY INCENTIVE PLAN
SECTION 1.    ESTABLISHMENT AND PURPOSE.
The purpose of the Plan is to offer selected persons an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company’s Stock. The Plan provides both for the direct award or sale of Shares, the grant of Options to purchase Shares and the grant of Restricted Stock Units. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.
Capitalized terms are defined in Section 15.
SECTION 2.    ADMINISTRATION.
(a)    Committees of the Board of Directors.
The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.
(b)    Authority of the Board of Directors.
Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Participants, all Optionees and all persons deriving their rights from a Purchaser, Participant or Optionee.
SECTION 3.    ELIGIBILITY.
(a)    General Rule.
Only Employees, Outside Directors and Consultants shall be eligible for the grant of Nonstatutory Options, RSUs, or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.
(b)    Ten-Percent Stockholders.
A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
SECTION 4.    STOCK SUBJECT TO PLAN.
(a)    Basic Limitation.
Not more than 42,694,178 Shares may be issued under the Plan (subject to Subsection (b) below and Section 9(a)). All of these Shares may be issued upon the exercise of ISOs. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.
(b)    Additional Shares.
In the event that Shares previously issued under the Plan are reacquired by the Company, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that an outstanding Option or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option or other right shall be added to the number of Shares then available for issuance under the Plan.
SECTION 5.    TERMS AND CONDITIONS OF AWARDS OR SALES.
(a)    Stock Purchase Agreement.
Each award or sale of Shares under the Plan (other than upon exercise of an Option or RSU) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.
(b)    Duration of Offers.
Any right to acquire Shares under the Plan (other than an Option or RSU) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.
(c)    Nontransferability of Rights.
Except as permitted by the Board of Directors, awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Purchaser, Optionee or Participant, other than by will or by the laws of descent and distribution or by beneficiary designation (if permitted by the Company and made or changed by filing the prescribed form with the Company at any time before the Participant’s death) and may not be made subject to execution, attachment or similar process. For the avoidance of doubt, the prohibition against assignment and transfer applies to Options and RSUs and rights to purchase shares and any Shares underlying the awards prior to the issuance of the Shares, and pursuant to the foregoing sentence shall be understood to include, without limitation, a prohibition against any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” or any “call equivalent position” (in each case, as defined in Rule 16a-1 promulgated under the Exchange Act). The terms of an award shall be binding upon the executor, administrator, successors and assigns of the Purchaser, Optionee or Participant who is a party thereto.
(d)    Purchase Price.
The Board of Directors shall determine the Purchase Price of Shares to be offered under the Plan at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.
(e)    Restrictions on Transfer of Shares.
Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable award agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.
SECTION 6.    TERMS AND CONDITIONS OF OPTIONS.
(a)    Stock Option Agreement.
Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
(b)    Number of Shares.
Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.
(c)    Exercise Price.
Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and in the case of an ISO a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Exercise Price shall he determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

(d)    Exercisability.
Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or (ii) otherwise agrees to be bound by the terms of the Stock Option Agreement. The Board of Directors shall determine the exercisability provisions of the Stock Option Agreement at its sole discretion. All of an Optionee’s Options shall become exercisable in full if Section 9(b)(iv) applies.
(e)    Basic Term.
The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and in the case of an ISO a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.
(f)    Termination of Service (Except by Death).
If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following occasions:
(i)    The expiration date determined pursuant to Subsection (e) above;
(ii)    The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such later date as the Board of Directors may determine; or
(iii)    The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.
The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). The balance of Optionee's Options shall lapse when the Optionee’s Service terminates. In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination).

(g)    [Reserved].
(h)    Death of Optionee.
If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:
(i)    The expiration date determined pursuant to Subsection (e) above; or
(ii)    The date 12 months after the Optionee’s death, or such later date as the Board of Directors may determine.
All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). The balance of Optionee's Options shall lapse when the Optionee dies.
(i)    Restrictions on Transfer of Shares.
Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.
(j)    Transferability of Options.
Subject to applicable law, an Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the applicable Stock Option Agreement so provides, a Nonstatutory Option shall also be transferable by gift or domestic relations order to a Family Member of the Optionee. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.
(k)    No Rights as a Stockholder.
An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such Shares are issued to such person.
(l)    Modification, Extension and Assumption of Options.
Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding. no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.
SECTION 7.    TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.
(a)    Grants of RSUs. The Company may award Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award covering a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future. No Purchase Price shall apply to an RSU. All grants of Restricted Stock Units will be evidenced by an RSU Agreement that will be in such form (which need not be the same for each Participant) as the Board of Directors will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. No RSU will have a term longer than ten (10) years from the date the RSU is granted. A Participant shall have no rights as a stockholder with respect to any Shares covered by an RSU until such Shares are issued to such person.
(b)    Deferral; Dividend Equivalents. To the extent permissible under applicable law, the Board of Directors may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder. The Board of Directors may permit Participants holding RSUs to receive dividend equivalent payments on outstanding RSUs if and when dividends are paid to stockholders on Shares. In the discretion of the Board of Directors, such dividend equivalent payments may be paid in cash or Shares and they may either be paid at the same time as dividend payments are made to stockholders or delayed until Shares are issued pursuant to the RSU grants and may be subject to the same vesting requirements as the RSUs. If the Board of Directors permits dividend equivalent payments to be made on RSUs, the terms and conditions for such payments will be set forth in the RSU Agreement.
SECTION 8.    PAYMENT FOR SHARES.
(a)    General Rule.
The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 8.
(b)    Surrender of Stock.
At the discretion of the Board of Directors and subject to applicable law, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, shares of the Company's common stock that are already owned by the Optionee. Such shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, shares of the Company's common stock in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)    Services Rendered.
At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.
(d)    Promissory Note.
At the discretion of the Board of Directors and subject to applicable law, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid (i) the imputation of additional interest under the Code or other applicable tax law and (ii) the recognition of compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.
(e)    Exercise/Sale.
To the extent that a Stock Option Agreement so provides, and if the Company’s common stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any applicable tax-related items as described in Section 10.
(f)    Exercise/Pledge.
To the extent that a Stock Option Agreement so provides, subject to applicable law, and if the Company’s common stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any Company, Parent or Subsidiary withholding obligations with respect to tax-related items.
(g)    Other Forms of Payment.
At the discretion of the Board of Directors, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended, and any other applicable law.

SECTION 9.    ADJUSTMENT OF SHARES.
(a)    General.
In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number or class of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made in each of (i) the number and class of Shares available for future grants under Section 4, (ii) the number and class of Shares covered by each outstanding Option and RSU and (iii) the Exercise Price under each outstanding Option. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or RSU or (iii) the Exercise Price under each outstanding Option; provided, however, that the Board of Directors shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.
(b)    Mergers and Consolidations.
In the event that the Company is a party to a merger or consolidation, all outstanding Options, RSUs and Shares shall be subject to the agreement of merger or consolidation. Such agreement shall, without the Optionee’s or Participant’s consent, treat Shares subject to Options or RSUs that are unvested as of the effective date of the merger or consolidation in any manner that the Board determines, in its absolute discretion, including without limitation, the cancellation of the unvested Options or RSUs, without the payment of consideration. Such agreement, without the Optionee’s or Participant’s consent, (1) may provide for the cancellation of any outstanding RSUs and a payment to the Participants equal to the Fair Market Value of the Shares subject to such RSUs as of the closing date of such merger or consolidation; and (2) shall provide for one or more of the following with respect to vested Options, as determined by the Board:
(i)    The continuation of any outstanding Options by the Company (if the Company is the surviving corporation).
(ii)    The assumption of any outstanding Options by the surviving corporation or its parent in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).
(iii)    The substitution by the surviving corporation or its parent of new options for any outstanding Options in a manner that complies with Section 424(a) of the Code (whether or not such Options are ISOs).
(iv)    Full exercisability of any outstanding Options, followed by the cancellation of such Options. The full exercisability of such Options may be contingent on the closing of such merger or consolidation. The Optionees shall be able to exercise such Options during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (A) a shorter period is required to permit a timely closing of such merger or consolidation and (B) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options. Any exercise of such Options during such period may be contingent on the closing of such merger or consolidation.
(v)    The cancellation of any outstanding Options and a payment to the Optionees equal to the excess of (A) the Fair Market Value of the Shares subject to such Options as of the closing date of such merger or consolidation over (B) the applicable Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. If the Exercise Price of the Shares subject to such Options exceeds the Fair Market Value of such Shares as of the date of the merger or consolidation, then such Options may be cancelled without making a payment to the Optionees.
(c)    Reservation of Rights.
Except as provided in this Section 9, an Optionee, Participant or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of Company shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of Company shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option or RSU pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments. reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 10.    TAXES.
(a)    Withholding Taxes. The grant of an award under the Plan and the vesting of an award and issuance, delivery and retention of Shares, cash or other property paid in settlement of such award are conditioned upon the full satisfaction by the award recipient of all tax-related items with respect to such award. The Board of Directors will prescribe such rules as it deems necessary for the satisfaction of tax-related items with respect to any award. Without limitation to the foregoing, the Company or any Parent or Subsidiary, as applicable, shall have the authority and the right to deduct or withhold (by any means set forth herein or in an award agreement), or require an award recipient to remit to the Company or the Parent or Subsidiary, an amount sufficient to satisfy U.S. and non-U.S. federal, state and local income tax, social insurance contributions, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the award recipient's participation in the Plan and legally applicable to the award recipient and required by law to be withheld by the Company or a Parent or Subsidiary (including any amount deemed by the Company, in its discretion, to be an appropriate charge to the Participant even if legally applicable to the Company, a Parent, a Subsidiary or a third-party service provider through which the award recipient has been engaged (e.g., a professional employer organization or similar provider). The Board of Directors, in its sole discretion, may hold back Shares from an award or permit an award recipient to tender previously owned shares of Company common stock in satisfaction of tax-related items. Any amounts withheld pursuant to this Section 10(a) will be treated as though such amounts had been made directly to the award recipient. In addition, the Company may, to the extent permitted by applicable law, deduct any amounts for tax-related items from any payment of any kind otherwise due to an award recipient or any parent or subsidiary of the Company.
(b)    Elections Under Section 83(i) of the Code. An Optionee or Participant will not make an election under Section 83(i) of the Code if the Company determines that the Optionee or Participant is then ineligible to make such an election under applicable law or without the Company’s prior written consent (which will not be unreasonably withheld or delayed, but may be conditioned upon the Optionee’s or Participant’s entry into additional commitments as determined by the Company).
SECTION 11.    COMPLIANCE WITH LAW.
Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the U.S. Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, all U.S. and non-U.S. federal, state and local securities, exchange control, employment and other laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. Further, the Company may require, as a condition to the exercise of Options, purchase of Shares or issuance of Shares in settlement of RSUs, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the U.S. Securities Act of 1933, as amended, or any applicable U.S. or non-U.S. federal, state and local securities, exchange control, employment or other laws and regulations. The Company will not be obligated to issue any Shares pursuant to the Plan or to remove any restriction from Shares previously issued under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance of such Shares have been addressed and resolved; (ii) if the outstanding Company common stock is at the time of issuance listed on any stock exchange or national market system, the Shares to be issued have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the award have been satisfied or waived.
SECTION 12.    GRANTS TO INDIVIDUALS OUTSIDE THE UNITED STATES.
The Board of Directors may grant awards to eligible individuals (as described in Section 3) who are foreign nationals, who are located outside the United States or are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Board of Directors, be necessary or desirable to foster and promote achievement of the purposes of the Plan, including, without limitation, for purposes of facilitating compliance with non-U.S. laws and regulations, easing the administration of the Plan outside the United States and providing tax-favorable treatment of awards granted to eligible individuals outside the United States; and, in furtherance of such purposes, the Board of

Directors may make such modifications, amendments, procedures, supplements, appendices or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.
SECTION 13.    NO RETENTION RIGHTS.
Nothing in the Plan or in any right, Option or RSU granted under the Plan shall confer upon the Purchaser, Participant or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser, Participant or Optionee) or of the Purchaser, Participant or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.
SECTION 14.    DURATION AND AMENDMENTS.
(a)    Term of the Plan.
The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred under the Plan shall be rescinded and no additional grants, exercises or sales shall thereafter be made under the Plan. The Plan shall terminate automatically 10 years after the later of (i) its adoption by the Board of Directors or (ii) the most recent increase in the number of Shares reserved under Section 4 that was approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.
(b)    Right to Amend or Terminate the Plan.
The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan shall be subject to the approval of the Company’s stockholders if it (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 9), (ii) materially changes the class of persons who are eligible for the grant of ISOs. Stockholder approval shall not be required for any other amendment of the Plan, or (iii) to the extent required by applicable law. If the stockholders fail to approve an increase in the number of Shares reserved under Section 4 within 12 months after its adoption by the Board of Directors, then any grants, exercises or sales that have already occurred in reliance on such increase shall be rescinded and no additional grants, exercises or sales shall thereafter be made in reliance on such increase.
(c)    Effect of Amendment or Termination.
No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option or RSU previously granted under the Plan.

SECTION 15.    DEFINITIONS.
(a)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.
(b)    “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.
(c)    “Committee” shall mean a committee of the Board of Directors, as described in Section 2(a).
(d)    “Company” shall mean GitLab Inc., a Delaware corporation.
(e)    “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.
(f)    “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.
(g)    “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.
(h)    “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.
(i)    “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in accordance with applicable law. Such determination shall be conclusive and binding on all persons.
(j)    “Family Member” shall mean (i) any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any person sharing the Optionee’s household (other than a tenant or employee), (iii) a trust in which persons described in Clause (i) or (ii) have more than 50% of the beneficial interest, (iv) a foundation in which persons described in Clause (i) or (ii) or the Optionee control the management of assets and (v) any other entity in which persons described in Clause (i) or (ii) or the Optionee own more than 50% of the voting interests.
(k)    “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.
(l)    “Nonstatutory Option” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.
(m)    “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
(n)    “Optionee” shall mean a person who holds an Option.

(o)    “Outside Director” shall mean a member of the Board of Directors who is not an Employee.
(p)    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
(q)    “Participant” shall mean a person to whom the Board of Directors has granted RSUs.
(r)    “Plan” shall mean this GitLab Inc. 2015 Equity Incentive Plan.
(s)    “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.
(t)    “Purchaser” shall mean a person to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).
(u)    “Restricted Stock Unit” or “RSU” means an award made pursuant to Section 7 hereof.
(v)    “RSU Agreement” shall mean the agreement between the Company and a Participant that contains the terms, conditions and restrictions pertaining to the Participant’s RSU.
(w)    “Service” shall mean service as an Employee, Outside Director or Consultant. Service shall be deemed to continue while the Optionee or Participant is on a bona fide leave of absence, if such leave was approved by the Company in writing. In the case of an approved leave of absence, the Committee may make such provisions respecting crediting of Service, including suspension of vesting of the Option or RSU (including pursuant to a formal policy adopted from time to time by the Company) it may deem appropriate.
(x)    “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).
(y)    “Stock” shall mean the Class B Common Stock of the Company, with a par value of $0.0000025 per Share.
(z)    “Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.
(aa)    “Stock Purchase Agreement” shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(bb)    “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.